UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2013

COMMONWEALTH REIT

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-9317	04-6558834
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street,
Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

(617) 332-3990

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Information

On April 18, 2013, CommonWealth REIT (the “Company”), responded to a record date request by Corvex Management LP (“Corvex”) and Related Fund Management, LLC (“Related”, and together with Corvex “Corvex/Related”) in connection with Corvex/Related’s attempt to begin a consent solicitation to remove the Company’s entire Board of Trustees.  A copy of the Company’s response letter to the requesting shareholders and a press release issued by the Company in connection with such response are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated into this Item 8.01 by reference.

The Company, its trustees and certain of its executive officers and Reit Management & Research LLC and certain of its directors, officers and employees may be deemed to be participants in the solicitation of consent revocations from shareholders in connection with the consent solicitation being conducted by Corvex/Related and certain of their affiliates (the “Consent Solicitation”). On April 1, 2013, the Company filed a revised preliminary consent revocation statement with the Securities and Exchange Commission (the “SEC”) in response to the Consent Solicitation. The Company will furnish a definitive consent revocation statement to its shareholders, together with a BLUE consent revocation card, when they become available. SHAREHOLDERS ARE URGED TO READ THE CONSENT REVOCATION STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO) AND ANY OTHER RELEVANT DOCUMENTS THAT THE COMPANY WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION.  Additional information regarding the identity of these potential participants and their direct or indirect interests, by share holdings or otherwise, is set forth in the revised preliminary consent revocation statement filed with the SEC and other materials to be filed with the SEC in connection with the Consent Solicitation.

Shareholders will be able to obtain, free of charge, copies of the consent revocation statement and any other documents to be filed by the Company with the SEC in connection with the Consent Solicitation at the SEC’s website (http://www.sec.gov), at the Company’s website (http://www.cwhreit.com) or by requesting materials from the firm assisting the Company in the solicitation of consent revocations, Innisfree M&A Incorporated, toll-free at 877-750-5836.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

99.1                        Letter to Requesting Shareholders dated April 18, 2013

99.2                        Press Release dated April 18, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMMONWEALTH REIT

	By:	/s/ John C. Popeo
	Name:	John C. Popeo
	Title:	Treasurer and Chief Financial Officer
Date: April 18, 2013